Everest3 Fund

Everest America Fund

Each a series of

Everest Funds

Supplement Dated August 16, 2004 to the Funds’

Statement of Additional Information

dated February 12, 2004

On July 30, 2004, the Board of Trustees of Everest Funds unanimously voted to liquidate and dissolve the Everest3 Fund series.  The dissolution was effective on August 16, 2004.  Accordingly, shares of Everest3 Fund are no longer offered, and the Statement of Additional Information relates only to the Everest America Fund series.

On July 12, 2004, the Board of Trustees elected Curt Van Hill as Secretary of Everest Funds.  The table of Executive Officers of the Trust is amended to read as follows:

Executive Officers of the Trust

Name, Address, and Age	Position(s) Held with the Trust	Term of Office; Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Officer
Curt Van Hill (29) 5805 S. 86th Circle Omaha, NE 68127	Secretary; Chief Investment Officer	Indefinite; since 2004

Chief Investment Officer of Everest Funds Management, LLC and Everest Investment Management, LLC from 2004 to present; Investment Analyst of Everest Funds Management, LLC and Everest Investment Management, LLC from 2001 through 2004; Senior Trade Research Analyst for Ameritrade from 1998 through 2001.

None

In addition, the Proxy Voting Guidelines are amended to provide that Mr. Curt Van Hill, lead portfolio manager for each series of the Funds, is appointed with the authority to make final determinations on the Funds’ proxy votes.